Principal Funds, Inc.
Supplement dated September 20, 2021
to the Statement of Additional Information dated December 31, 2020
(as previously supplemented)
This supplement updates information currently in the Statement of Additional Information. Please retain this supplement for future reference.

DESCRIPTION OF THE FUNDS’ INVESTMENTS AND RISKS
In the Other Investment Strategies and Risks section, after Short Sales, add the following:
Special Purpose Acquisition Companies (“SPACs”)
The Funds may invest in securities of special purpose acquisition companies (“SPACs”) or similar special purpose entities that pool funds to seek potential acquisition opportunities. Unless and until an acquisition is completed, a SPAC or similar entity generally maintains assets (less a portion retained to cover expenses) in a trust account comprised of U.S. Government securities, money market securities, and cash, and similar investments whose returns or yields may be significantly lower than those of the Fund’s other investments. Because SPACs and similar entities are in essence blank-check companies without an operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition, which may not occur. For example, even if an acquisition or merger target is identified, the Fund may elect not to participate in, or vote to approve, the proposed transaction. Moreover, an acquisition or merger once effected may prove unsuccessful and an investment in the SPAC may lose value.
SPACs are also subject to the following additional risks:
•The risk that, in the case of SPACs used as an opportunity for startups to go public without going through the traditional IPO process, such startups may become publicly traded with potentially less due diligence than what is typical in a traditional IPO through an underwriter.
•Since SPAC sponsors often stand to earn equity in the company if a deal is completed, SPAC sponsors may have a potential conflict of interest in completing a deal that may be unfavorable for other investors in the SPAC.
•A SPAC may allow shareholders to redeem their pro rata investment immediately after the SPAC announces a proposed acquisition, sometimes including interest, which may prevent the entity’s management from completing the transaction.
•Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices.
•Only a thinly traded market for shares of or interests in a SPAC may develop, or there may be no market at all, leaving the Fund unable to sell its interest in a SPAC or to sell its interest only at a lower price. Investments in SPACs may include private placements, including PIPEs, and, accordingly, may be considered illiquid and/or be subject to restrictions on resale.
•Values of investments in SPACs may be highly volatile and may depreciate significantly over time.
•Changes in regulatory oversight and/or requirements related to SPACs could adversely affect the value of a Fund’s interest in a SPAC.

LEADERSHIP STRUCTURE AND BOARD
Delete the first two paragraphs and replace with the following:
PFI's Board has overall responsibility for overseeing PFI's operations in accordance with the 1940 Act, other applicable laws, and PFI's charter. Each Board Member serves on the Boards of the following investment companies sponsored by Principal Life Insurance Company: Principal Funds, Inc. ("PFI"), Principal Variable Contracts Funds, Inc. (“PVC”), Principal Exchange-Traded Funds ("PETF"), and Principal Diversified Select Real Asset Fund ("PDSRA"), which are collectively referred to in this SAI as the "Fund Complex." Board Members that are affiliated persons of any investment advisor, the principal distributor, or the principal underwriter of the Fund Complex are considered “interested persons” of the Fund (as defined in the 1940 Act) and are referred to in this SAI as "Interested Board Members." Board Members who are not Interested Board Members are referred to as "Independent Board Members."
Each Board Member generally serves until the next annual meeting of stockholders or until such Board Member’s earlier death, resignation, or removal. Independent Board Members have a 72-year age limit and, for Independent Board Members elected on or after September 14, 2021, a 72-year age limit or a 15-year term limit, whichever occurs first. The Board may waive the age or term limits in the Board’s discretion. The Board elects officers to supervise the day-to-day operations of the Fund Complex. Officers serve at the pleasure of the Board, and each officer has the same position with each investment company in the Fund Complex.
In the Committee and Independent Board Members table, delete the Primary Purpose and Responsibilities in the Nominating and Governance Committee row and replace with the following:
The Committee's primary purpose is to oversee the structure and efficiency of the Board and the committees. The Committee is responsible for evaluating Board membership and functions, committee membership and functions, insurance coverage, and legal matters. The Committee's nominating functions include selecting and nominating Independent Board Member candidates for election to the Board. Generally, the Committee requests nominee suggestions from Board Members and management. In addition, the Committee considers candidates recommended by shareholders of the Fund Complex. Recommendations should be submitted in writing to the Principal Funds Complex Secretary, in care of the Principal Funds Complex, 711 High Street, Des Moines, IA 50392. Such recommendations must include all information specified in the Committee’s charter and must conform with the procedures set forth in Appendix A thereto, which can be found at https://www.principalglobal.com/documentdownload/160950. Examples of such information include the nominee’s biographical information; relevant educational and professional background of the nominee; the number of shares of each Fund owned of record and beneficially by the nominee and by the recommending shareholder; any other information regarding the nominee that would be required to be disclosed in a proxy statement or other filing required to be made in connection with the solicitation of proxies for the election of board members; whether the nominee is an “interested person” of the Fund as defined in the 1940 Act; and the written consent of the nominee to be named as a nominee and serve as a board member if elected.
When evaluating a potential nominee for Independent Board Member, the Committee may consider, among other factors: educational background; relevant business and industry experience; whether the person is an "interested person" of the Fund as defined in the 1940 Act; and whether the person is willing to serve, and willing and able to commit the time necessary to attend meetings and perform the duties of an Independent Board Member. In addition, the Committee may consider whether a candidate’s background, experience, skills and views would complement the background, experience, skills and views of other Board Members and would contribute to the diversity of the Board. The Committee meets with nominees and conducts a reference check. The final decision is based on a combination of factors, including the strengths and the experience an individual may bring to the Board.  The Board does not regularly use the services of professional search firms to identify or evaluate potential candidates or nominees.

INVESTMENT ADVISORY AND OTHER SERVICES
On or about October 11, 2021, under Investment Advisors, add the following to the alphabetical list of sub-advisors:

Sub-Advisor:
Impax Asset Management Limited (“Impax”) is a wholly owned subsidiary of Impax Asset Management Group plc, which is publicly traded on the Alternative Investment Market of the London Stock Exchange as “IPX.”

Funds:	a portion of the assets of Diversified Real Asset

APPENDIX C - PROXY VOTING POLICIES
Add the proxy voting policy for Newton Investment Management North America LLC.
On or about October 11, 2021, add the proxy voting policy for Impax Asset Management Limited.

IMPAX	Asset
Management
Impax Asset Management Proxy Voting Policy
March 2021
This Proxy Voting Policy (the “Policy”) is applicable to all regulated entities of the Impax Group, namely:
•Impax Asset Management Limited (“Ltd”)
•Impax Asset Management (AIFM) Ltd (“AIFM”)
•Impax Asset Management Ireland Ltd
•Impax Asset Management LLC
•Pax World Funds Series Trust I and
•Pax World Funds Series Trust III (the “Pax World Funds”); all collectively defined as “Impax” or the “Firm”
1.Principles:
Proxy voting is the exercise of voting rights obtained by the firm in the course of its day-to-day investment activities in listed equities, deemed to meet Impax’s investment criteria. It is a key component in the ongoing dialogue with the companies in which the Firm invests. As such, proxy voting forms an important aspect of Impax’s overall investment process.
The Firm is committed to ensuring the consistent exercise of voting rights associated with shares held in investment mandates, where proxy voting has been delegated to Impax. Through the implementation of this Policy, Impax aims to enhance the long-term value of its shareholdings, foster clear corporate governance best practices and promote greater accountability and transparency in the companies Impax has invested in. The Firm also aims to exercise voting rights on all shares held by Impax, where it is in the best interest of its clients and where excessive costs or administrative burdens are not present. It is the Firm’s policy to vote in all shareholder meetings and on behalf of all investors who have granted the Firm voting rights.
Impax invests in companies in a variety of countries and markets around the globe each year. Each market has unique rules, reporting requirements, and ESG practices and standards. The Firm aims to stay abreast of new and emerging issues in these markets, and how they relate to global best practices for ESG issues.
The Firm supports the UK Stewardship Code and complies with its guidelines regarding proxy voting. The Pax World Funds comply with the U.S. Securities and Exchange Commission’s proxy voting disclosure requirements for mutual funds. In addition, as part of Impax’s on-going proprietary company and issuer-level ESG analysis, the Firm identifies company-specific matters and risks. As part of monitoring and managing risks, Impax exercises active ownership and actively votes on and engages with companies and issuers regarding these matters.

MAIN CORPORATE GOVERNANCE PRINCIPLES THAT WE EXPECT FROM OUR INVESTEE COMPANIES:
•Creating sustainable, long-term value for stakeholders
•Protecting shareholder rights
•Maintaining high integrity in corporate behaviour at all times
•Ensuring an independent and efficient board structure
•Aligning corporate incentive structures and remuneration with long-term interests of shareholders
•Disclosing accurate, timely and transparent financial and corporate governance information
•Ensuring strong environmental and social performance and disclosures.
2.Environmental, Social and Governance considerations
Impax believes that well-governed companies are attentive to the environmental, social and governance (ESG) concerns that affect shareholders and stakeholders. These companies actively engage with their stakeholders and consider the long-term implications of their actions with a focus on creating durable, sustainable value.
Our ESG criteria helps us identify well-managed companies; while stewardship helps us improve the environmental, social and corporate governance performance of the companies we invest in. Proxy voting is one of the ways of engagement with investee companies. Impax seeks to vote proxies consistently with our ESG criteria, which we apply to all companies.
3.Processes:
Impax’s proxy voting is predominantly related to governance issues such as the election of directors, board structures and management remuneration. The Firm also maintains dialogue with investee companies throughout the year and frequently engages on proposed governance structures ahead of voting at an AGM or soon after.
•Impax uses a third-party voting platform to facilitate the Firm’s vote execution, reporting and record keeping. Impax also use third-party service providers, including proxy advisor service providers, to help inform its analysis of relevant proxy issues and proxy votes.
•Impax’s proxy voting principles and guidelines are informed by individual country governance codes and best practices, and by advisory governance and internal research.
•The Firm applies its voting principles and guidelines with full consideration to a company’s circumstances, following internal analysis.
•Votes are cast on shares, where there are no legal, financial or technical constraints.
•Where Impax’s proxy voting principles and guidelines or general corporate governance best practice principles are not met, the Firm votes against a resolution and, when practical, attempt to engage with the investee firm before or after the meeting.
•Impax carefully assesses shareholder resolutions and tend to vote for resolutions that are reasonable and would strengthen governance structures, shareholder rights or sustainability processes and disclosures.
Impax Asset Management
March 2021

4.Proxy Voting Conflicts of Interest
The Firm reviews each proxy vote to assess the extent, if any, to which there may be a material conflict between the interests of our clients and the Firm’s own interests (including those of our affiliates, managers, officers, employees and other connected persons) (referred to hereafter as a “Potential Proxy Conflict of Interest”). Impax performs this assessment on a resolution basis.
The Firm conducts proxy voting in accordance with its own Proxy Voting Guidelines. If it is determined that a Potential Proxy Conflict of Interest exists, the potential conflict will be promptly reported to the Firm’s Chief Compliance Officer (the “CCO”). The CCO will then determine whether a Potential Proxy Conflict of Interest exists and is authorized to resolve any such conflict in a manner that is in the collective best interests of all affected clients. The CCO may decide to resolve a Potential Proxy Conflict of Interest in any of the following manners:
•Impax may disclose any potential conflict to affected clients and obtain the consent of the majority of those clients, before voting in the manner approved by the majority of those clients;
•Impax may elect to engage an independent third-party to help determine how the proxy should be voted on; or
•Impax may elect to establish an internal information barrier between the relevant person(s) that are involved in the potential conflict and the person(s) involved in making the proxy voting decision, in order to insulate the potential conflict from the proxy vote decision maker.
5.Disclosures:
•Proxy voting records:
–On a quarterly basis Impax publicly discloses on its website a summary of the company’s proxy voting activity.
–On an annual basis Impax publicly discloses on its website all “significant votes”1 cast.
–Voting decisions for both past and upcoming meetings for each of the Pax World Funds are disclosed on the Pax World Funds’ website.
–Pax World Funds files a Form N-PX (annual report of proxy voting record) with the U.S. Securities and Exchange Commission annually.
•Impax Proxy Voting Guidelines; periodically updated.
•ESG policy: Impax’s ESG policy is publicly disclosed on the Impax website.
•UK Stewardship Code Statement: This statement can be found on the Impax website.
•Client Communications: The Firm regularly discusses and reports its stewardship policies and/or activities with its clients. The Manager Reports published include a reference to where further information on the Firm’s stewardship policies and activities can be found.
All the publicly disclosed policies and documents can be found here:
https://impaxam.com/investment-philosophy/environmental-social-and-governance-risk-management/https://impaxam.com/pax-world-funds/proxy-voting/

1 Impax defines “significant votes” as those votes that not just purely procedural, but that are material in describing a company’s financial position, corporate governance profile or other corporate structures or processes (whether votes are cast FOR or AGAINST management). This disclosure applies to funds managed by Impax Asset Management Limited, Impax Asset Management Ireland Ltd, Impax Asset Management (AIFM) Ltd.
Impax Asset Management
March 2021

NEWTON

Investment
Management

Policy Name and Number	Proxy Voting Policy	Effective Date	01/09/2021

Related Regulations	Rule 206(4)-6 and 204-2 under The Investment Advisers Act of 1940 ERISA Rule 404a-1

Related Corporate Policies	BNY Mellon Proxy Voting Policy

Policy Statement
It is the policy of Newton Investment Management North America LLC (Newton) to fully meet its fiduciary obligations in exercising the power, discretion and responsibility to vote proxies where clients have delegated such authority.

Registered Investment Advisers have a number of responsibilities regarding voting of proxies for client securities that are under its management and that are governed by the Advisers Act. Rule 206(4)-6 requires investments advisers to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that the adviser votes client securities in the best interests of clients, which procedures must include how material conflicts that may arise between an adviser's interests and those of its clients are addressed; (b) disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; and (c) describe to clients its proxy voting policies and procedures and, upon request, furnish a copy to its clients. Rule 204-2 further requires an investment adviser to retain certain records relating to the exercise of its proxy voting authority.

Definitions

As a registered Investment Advisor, Newton is often entrusted with the fiduciary responsibility to vote proxies for shares of corporate stock held on behalf of our clients. Proxy voting is an integral part of the management of the investment in those shares. In voting proxies, Newton takes into account long term economic value as we evaluate issues relating to corporate governance, including structures and practices, the nature of long-term business plans, including sustainability policies and practices to address environmental and social factors that are likely to have an impact on shareholder value, and other financial and non-financial measures of corporate performance.

Newton has established a Proxy Voting Committee to implement and maintain Newton’s Proxy Voting Policy and related proxy voting guidelines (the “Voting Guidelines”). This Committee oversees Newton’s proxy voting activities and ensures that the Voting Guidelines are generally applied consistently and impartially for securities held in accounts for which Newton has proxy voting authority. Newton will make every reasonable effort to ensure that proxies are received and voted in accordance with this policy and the Voting Guidelines. To assist us in that process, Newton retains Institutional Shareholder Services (“ISS”) to provide various services related to proxy voting, such as research, analysis, voting services, proxy vote tracking, recordkeeping, and reporting. In addition, Newton retains Glass Lewis for research services only.

NEWTON

Investment
Management
Newton has appointed the BNY Mellon Proxy Voting Conflicts Committee to address certain conflicts associated with actual or potential material conflicts of interest involving The Bank of New York Mellon (“Parent Company”). These conflicts typically arise due to a relationship between a proxy issuer and the Parent Company, the Parent Company’s Chief Executive Officer, or a member of the Parent Company’s Board of Directors.

Newton will furnish a copy of its Proxy Voting Policy and its Voting Guidelines upon request to each advisory client that has delegated voting authority.

Voting BNY Mellon Stock
It is the policy of Newton not to vote or make recommendations on how to vote shares of BNY Mellon stock, even where Newton has the legal power to do so under the relevant governing instrument. In order to avoid any appearance of conflict relating to voting BNY Mellon stock, Newton has contracted with an independent fiduciary (ISS) to direct all voting of BNY Mellon Stock held by any Mellon accounts on any matter in which shareholders of BNY Mellon Stock are required or permitted to vote.

Voting Non-US Company Proxies
Newton seeks to effect vote decisions through the application of the Voting Guidelines. However, corporate governance practices, disclosure requirements and voting operations vary significantly among the various non-U.S. markets in which clients may invest. In these markets, Newton may face regulatory, compliance, legal or logistical limits with respect to voting securities held in client accounts which can affect the firm’s ability to vote such proxies, as well as the desirability of voting such proxies. Non-U.S. regulatory restrictions or company-specific ownership limits, as well as legal matters related to consolidated groups, may restrict the total percentage of an issuer’s voting securities that Mellon can hold for clients and the nature of our voting in such securities. Newton’s ability to vote proxies may also be affected by, among other things: (1) late receipt of meeting notices; (2) requirements to vote proxies in person: (3) restrictions on a foreigner’s ability to exercise votes; (4) potential difficulties in translating the proxy; (5) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions; and (6) requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting. Absent an issue that is likely to impact clients’ economic interest in a company, Newton generally will not subject clients to the costs (which may include a loss of liquidity) that could be imposed by these requirements. In these markets, Newton will weigh the associative costs against the benefit of voting and may refrain from voting certain non-U.S. securities in instances where the items presented are not likely to have a material impact on shareholder value (where the expense and administrative inconvenience or other burdens outweigh the benefits to clients of voting the securities).

Securities Lending
Generally, Newton expects that the projected long-term economic benefit to clients in voting proxies would be exceeded by securities lending income on shares on loan. In our assessment, the resolutions being voted on are typically routine and will not have significant economic consequences and/or because the outcome would not be affected by voting all or a portion of loaned securities.

While most resolutions are routine, from time to time, the Proxy Voting Committee in conjunction with the investment management team may determine that the expected economic benefit of voting clients’ entire holding is greater than the projected lending revenue. Shares on loan are not recalled to vote unless the case can be made that the optimal voting outcome would be economically beneficial for clients and voting all eligible shares in client portfolios would increase the likelihood of achieving that outcome.

Stable Value Proxy Matters
Proxy ballots related to certain Stable Value investments, although infrequent, may be received from time to time. When a ballot is received for such investments the recommendation of the portfolio manager will be obtained and presented to the Newton Proxy Voting Committee for consideration. Voting for these ballots is typically manually entered and records of the Committee’s decision and the corresponding vote will be retained in accordance with record keeping standards.

NEWTON

Investment
Management
Index/Passive Fixed Income Mandates
Newton has elected to forgo proxy voting for certain index and passively managed Fixed Income accounts. The operational burden and costs of maintaining such accounts on vendor platforms was considered in making this decision. Recognizing that proxy voting is a rare event in the realm of fixed income investing, Newton has made a determination that the items presented for vote are not likely to have a material impact on shareholder value.

Proxy Voting Disclosure
Clients who have delegated proxy voting authority to Newton may obtain the proxy voting records for their account upon written or verbal request.

Oversight Activities - Operational
Newton performs periodic oversight of the operational and voting processes implemented on behalf of clients to ensure that proxy ballots are voted in accordance with established guidelines. These activities may include, but are not limited to, monthly account reconciliation between the voting agent and Newton records and forensic testing of the application of vote instruction in relation to policy vote recommendations at the ballot level. These efforts are monitored as component of our Rule 206(4) -7 compliance program.

Oversight Activities – Proxy Advisors
Newton, with the assistance of the BNY Mellon Proxy Research & Governance team, as well as certain BNY Mellon vendor review groups, provides oversight of the Proxy Advisors through various activities. Depending on the particular set of services a Proxy Advisor is engaged to provide, these activities may include, but are not limited to:

•Annual request and review of information related to compliance policies and procedures.
•Annual compliance due diligence questionnaires, certifications and/or document requests.
•Annual and ad hoc due diligence meetings, as well as periodic on-site due diligence meetings.
•Periodic meetings, correspondence and telephonic communications, as needed.
•Periodic review of the proxy advisor’s systems to assess whether the Voting Guidelines are reflected accurately.
•Periodic review and testing of proxy votes, with respect to routine proposals, as well as those proposals which require more analysis.
•Periodic review of SSAE 18 and/or other external reports or summaries thereof, where applicable.
•Periodic review of BNY Mellon’s (internal and/or external) vendor review groups reports, where applicable.

Maintenance of Required Records
Newton, with the assistance of engaged service providers, shall maintain such records as required under Rule 204-2.

Appropriate disciplinary action will be taken for failure to comply with the requirements of this policy, which could include termination of employment.